          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/x/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                                 TRIMEDYNE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


                                 TRIMEDYNE, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

  / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
      or 14a-6(i)(2).
  / / $500 per each party to the controversy pursuant to
      Exchange Act Rule 14a-6(i)(3).
  / / Fee computed on table below per Exchange Act Rules
      14a-6(i)(4) and 0-11.

  1)  Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------

  2)  Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      --------------------------------------------------------------------------

  4)  Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------

  Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1)  Amount Previously Paid:

      --------------------------------------------------------------------------

  2)  Form, Schedule or Registration Statement No.:

      --------------------------------------------------------------------------

  3)  Filing Party:

      --------------------------------------------------------------------------

  4)  Date Filed:

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

                                TRIMEDYNE, INC.
                       P.O. BOX 57001, 2801 BARRANCA RD.
                         IRVINE, CALIFORNIA 92619-7001

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     NOTICE IS HEREBY GIVEN, that the Annual Meeting of the Stockholders of Trimedyne, Inc. (the "Company") will be held on Monday, April 1, 1996, at 2:00 P.M. at 2801 Barranca Road, Irvine, CA 92714 for the election of one Class 2 director of the Company to hold office for a three year period and until his successor is duly elected and qualified, to approve the Trimedyne, Inc. 1996 Incentive and Non-Qualified Stock Option Plan and to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on February 20, 1996, as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting.

     If you do not expect to be personally present at the meeting, but wish your stock to be voted for the business to be transacted thereat, the Board of Directors requests that you fill in, sign and date the enclosed proxy and promptly return it by mail in the envelope provided.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          MARVIN P. LOEB, Chairman

February 20, 1996

IF YOU CANNOT BE PRESENT, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                                TRIMEDYNE, INC.
                       P.O. BOX 57001, 2801 BARRANCA RD.
                             IRVINE, CA 92619-7001

                                PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON APRIL 1, 1996

                                  INTRODUCTION

     The Annual Meeting of Stockholders ("Annual Meeting") is called to elect one director as Class 2 director of the Board of Directors of Trimedyne, Inc. (the "Company") for a three year period and to approve the Trimedyne, Inc. 1996 Incentive and Non-Qualified Stock Option Plan. The meeting, however, will be open for the transaction of such other business as may properly come before the meeting although, as of the date of this proxy statement, management does not know of any other business that will come before the meeting. If any other matters do come before the meeting, the persons named in the enclosed form of proxy are expected to vote said proxy in accordance with their judgment on such matters.

     This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about February 21, 1996. A copy of the Annual Report for the fiscal year ended September 30, 1995, which includes audited financial statements, is included herewith.

     The solicitation of proxies in the accompanying form is made by, and on behalf of, the Board of Directors, and no compensation will be paid therefor. There will be no solicitation of proxies other than by mail or personal solicitation by officers and employees of the Company. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of shares held of record by such persons, and such persons will be reimbursed by the Company for reasonable expenses incurred by them in connection therewith. A stockholder executing the accompanying proxy has the power to revoke it at any time prior to the exercise thereof by filing with the Secretary of the Company:
(i) a duly executed proxy bearing a later date; or (ii) a written instrument revoking the proxy; or (iii) by attending the Annual Meeting and voting in person.

                               VOTING SECURITIES

     The Board of Directors has fixed the close of business on February 20, 1996, as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting.

     As of January 24, 1996, the outstanding capital stock of the Company consisted of 9,573,910 shares of Common Stock. Each share of Common Stock is entitled to one vote in all matters.

     The shares for which the accompanying proxy is solicited will be voted FOR the proposals described herein, if no direction to the contrary is given, provided that the proxy is executed and returned by the stockholder prior to the annual meeting.

          SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth the name of each beneficial owner of more than five percent of the Company's Common Stock known to the Company, by each director of the Company, by each named executive officer, and by all directors and executive officers as a group, the number of shares beneficially owned by such persons as of December 31, 1995 and the percent of the class so owned. Each person named in the table has sole investment and sole voting power with respect to the shares of Common Stock set forth opposite his name, except as otherwise indicated. All shares are directly owned or are held for the stockholder in street name, except as otherwise indicated.

                                                        AMOUNT AND NATURE       PERCENT
      TITLE                 NAME AND ADDRESS(A)           OF BENEFICIAL        OF CLASS
    OF CLASS                OF BENEFICIAL OWNER             OWNERSHIP         OUTSTANDING
-----------------    ---------------------------------  -----------------     -----------
                     MAJOR SHAREHOLDER
Common Stock         Marvin P. Loeb                           786,000(1)          8.2%
  $.01 Par Value
                     Directors and Executive Officers
                     Peter Hyde                               101,670(2)          1.1%
                     Donald Baker                              40,000(3)         *
                     Bruce N. Barron                           40,000(3)         *
                     Richard F. Horowitz                       30,000(3)         *
                     Dean Crawford                             35,320(4)         *
                     James L. Kelly                            28,200(5)         *
                     Richard Demmer                            27,200(6)         *
                     Douglas Greif                             31,945(7)
All Directors and Executive Officers as a Group (9          1,120,335(8)         11.7%
  persons)

---------------
(A) Each address above is "in care of" the Company.

(1) Includes 420,000 shares held by Mr. Loeb and his wife, 8,000 shares held by his wife, 340,000 shares held by Mr. Loeb which are pledged as collateral against a loan from the Company, and non-qualified currently exercisable options to purchase 18,000 shares. (See "EXECUTIVE COMPENSATION"). Mr. Loeb is also a director and CEO of the Company.

(2) Includes currently exercisable options to purchase 90,000 shares.

(3) Consists solely of currently exercisable options to purchase Common Stock.

(4) Includes currently exercisable options to purchase 31,200 shares.

(5) Includes currently exercisable options to purchase 23,500 shares.

(6) Includes currently exercisable options to purchase 22,100 shares.

(7) Includes currently exercisable options to purchase 30,000 shares.

(8) Includes currently exercisable options to purchase 295,700 shares, which includes the options referred to in notes 1 through 5 above.

 *  Represents less than 1%.

                                     ITEM I

                             ELECTION OF DIRECTORS

     At the Annual Meeting one director is to be elected to hold office for a three year period and until his successor has been duly elected and qualified. The Company's by-laws provide for a Board of Directors comprised of seven directors, divided into three groups, each with terms of three years. There are currently two vacancies on the Board of Directors.

     The election of directors requires the affirmative vote of at least a majority of shares present or represented at the Annual Meeting at which a quorum (one-third of the outstanding shares) is present or represented. It is the intention of the persons named in the accompanying proxy form to vote FOR the election of the persons named in the table below as directors of the Company, unless authority to do so is withheld. In the event that the below listed nominee for director should become unavailable for election for any presently unforeseen reason, the persons named in the accompanying proxy form have the right to use their discretion to vote for a substitute.

     The following table sets forth the name and age of the current nominee and of each Class 1 and Class 3 director (whose term does not expire at the Annual Meeting) and the year he was first elected a director:

          NAME AND YEAR
     APPOINTED TO THE BOARD                     POSITION HELD              AGE
---------------------------------      --------------------------------    ----
NOMINEES FOR CLASS 2 DIRECTOR
Donald Baker (1983)                    Director                             67

CLASS 1 DIRECTORS
Bruce N. Barron (1988)                 Director                             41

Peter T. Hyde (1993)                   President, Chief Operating           48
                                       Officer
                                       and Director

CLASS 3 DIRECTORS
Marvin P. Loeb (1978)                  Chairman of the Board, Chief         69
                                       Executive Officer, and Director

Richard F. Horowitz (1983)             Director                             55

     Donald Baker has been a director of the Company since May 1983. Mr. Baker recently retired after 39 years as a partner of the law firm of Baker & McKenzie. Mr. Baker recently retired as Secretary, General Counsel and a Director of Air South, Inc., an airline operating in the Southeast. He holds a J.D.S. degree from the University of Chicago Law School. Mr. Baker is a Director of the Mid-America Committee on International Business and Government Cooperation, Chicago, Automedix Science, Inc., Santa Ana, CA, and Cardiomedics, Inc., Santa Ana, CA. He is a member of the Illinois, Chicago and American Bar Associations.

     The other directors of the Company whose terms do not expire at the Annual Meeting are:

     Bruce N. Barron has been a director of the Company since August 1988 and was also a director of the Company from May 1980 to March 1983. Since April 1995 he has been President and CEO of Molecular Geriatrics Corporation, a privately owned company developing pharmaceuticals to treat and a diagnostic to detect, Alzheimer's Disease, having been Chief Financial Officer since September 1993 and a director since June 1994. He was Chief Financial Officer and a director of Gynex, Inc. ("GYNEX"), a biotechnology company, from May 1985 to August 1993 and Secretary from November 1985 to July 1989. He was Vice President-Finance and a director of Contracap, Inc. from April 1988 to June 1993, a director of Petrogen, Inc. from July 1990 to April 1992; President and Chief Executive Officer of Pharmos, Inc., a biotechnology company, from July 1990 to October 1992, a director of Pharmos, Inc., from August 1988 to October 1992, and from July 1985 to July 1986 (Vice President-Finance from July 1985 to July 1987); a director of VPG, Inc., a joint venture owned by Pharmos and Innovet, Inc., from August 1987 to June 1989; a director of Xtramedics, Inc. from September 1988 to June 1994, Vice Chairman and Chief Executive Officer from September 1989 to February 1994 and Vice President-Finance from September 1988 to September 1989; Secretary/Treasurer and a director of Ultramedics, Inc. since November 1988; a director of Automedix Sciences, Inc. since 1984 and Secretary/Treasurer since December 1987; Treasurer, Chief Financial Officer and a director of Direct Therapeutics, Inc. (a privately owned company developing therapeutics for the treatment of cancer) since June 1991; a director of Applied Starch Technologies (a privately owned company developing starch based products) since January 1992; a director of Cardiomedics, Inc. since May 1986 and a director of Toll Coating Services, a privately owned company providing specialty coating to various industries since January 1995. He has served without compensation from time to time since 1978 as a director, Secretary and/or Treasurer of Master Health Services, Inc., and other privately owned companies some of which Marvin P. Loeb, his father-in-law, has an interest. Members of Mr. Barron's family, but not Mr. Barron, are beneficiaries of a trust established by Mr. Loeb. Mr. Barron holds a B.S. degree in Accounting from the University of Illinois and is a Certified Public Accountant.

     Peter T. Hyde has been a director of the Company since January 1993. He has been the President and Chief Operating Officer of the Company since November, 1992. Prior to this appointment, he was a consultant for the Company from August 1992 until November, 1992. From March 1982 until August 1992, Mr. Hyde held numerous management positions at Alcon Surgical Inc., Fort Worth, Texas , an ophthalmic company (from November 1986 to March 1989 he served as Director of Sales and Marketing, Instrumentation; from March 1989 to October 1989 he was Vice President of Marketing, and from October 1989 to August 1992 he was Vice President of Sales and Marketing, Instrumentation). Mr. Hyde holds a Bachelor of Science degree from the United States Military Academy at West Point.

     Marvin P. Loeb has been a director of the Company since 1980, Chairman of the Board of the Company since March 1981, Chief Executive Officer of the Company since April 1991 and he served as President of the Company from April 1991 until November 1992. He has also been a Director of Pharmos, Inc. (formerly Pharmatec, Inc.), a publicly-held company which is developing drug delivery systems, since December 1982 and Chairman from that date until October 1992. Mr. Loeb was a Director of Gynex Pharmaceuticals, Inc., (now Biotechnology General Corporation), a publicly-held company developing reproductive medicine products, from April 1986 until August 1993, and was its Chairman from April 1986 to August 1992. From April 1986 to June 1994, he was Chairman and a Director of Xtramedics, Inc. (now Athena Medical Corporation), a publicly held company which is engaged in the development of a feminine hygiene product. Mr. Loeb was Chairman and a director from 1988 to June 1993 of Contracap, Inc., a publicly held company which was developing a contraceptive product and is now inactive. Mr. Loeb was Chairman from 1983 to April 1987 and Vice Chairman from April 1987 to April 1992 of Petrogen, Inc., a privately held company which was developing genetically engineered bacteria for oil and toxic waste cleanup and is now inactive. Since December 1979, he has been Chairman of Automedix Sciences, Inc., a publicly held company developing a new technology for the treatment of cancer. Since May 1986, he has been Chairman and a director of Cardiomedics, Inc., a privately held company which is developing circulatory assist devices. Since November 1988, he has been Chairman of Ultramedics, Inc., a privately held company whose principal interest is its investment in Cardiomedics, Inc. and which was formerly engaged in manufacturing ultraviolet devices for medical use. Mr. Loeb has been President of Master Health Services, Inc., a family held medical consulting firm, since 1973, and Marvin P. Loeb and Company, a family held patent licensing firm, since 1983. Mr. Loeb is Mr. Barron's father-in-law. Mr. Loeb holds an honorary Doctor of Science Degree from Pacific States University and a Bachelor of Science Degree from the University of Illinois.

     Richard F. Horowitz has been a director of the Company since April 1983. He was a director of Gynex from August 1988 to August 1992 and has been a Director of Ultramedics, Inc. since November 1988 and of Cardiomedics, Inc. since 1992. Mr. Horowitz has been a practicing attorney in New York City for the past 31 years. He has been a member of the firm of Heller, Horowitz & Feit, P.C. (formerly Heller, Horowitz & Feit) since January 1979. Heller, Horowitz & Feit, P.C. has been securities counsel to the Company and to other entities with which Mr. Loeb is associated. Mr. Horowitz is a graduate of Columbia College and Columbia Law School. He is a member of the Association of the Bar of the City of New York and the New York State Bar Association.

                               EXECUTIVE OFFICERS

     The executive officers of the Company who are not also directors or nominees for director are:

     James L. Kelly, 48 years of age, has been Vice President-Finance, Treasurer, and Chief Financial Officer of the Company since April, 1992. Prior to joining the Company he served as Vice President-Finance and Chief Financial Officer for Newport Printing Systems from July 1989 until April 1992. From October 1986 until July 1989 Mr. Kelly served as Corporate Controller for Printronix Inc. Mr. Kelly holds a B.S. degree in Accounting from the University of Bridgeport (Connecticut) and is a CPA.

     Richard A. Demmer, 64 years of age, is currently Vice President of International Sales and Corporate Secretary since 1990. Mr. Demmer had been Executive Vice President and Secretary of Trimedyne and President, Industrial Products Division (Poly-Optical Products, Inc. and Laser Ionics, Inc.) since September 1987. He had been Secretary-Treasurer of the Company from September 1987 through November 1988 and previously served in that capacity from September 1985 to December 1986. He had been Vice President and General Manager, Industrial Products Division since September 1986. Prior to September 1986, Mr. Demmer was Vice President and General Manager (since 1978) and a Director (since April 1985) of the Company's subsidiary, Poly-Optical Products, Inc.

     L. Dean Crawford, 51 years of age, has been Vice President-Operations/Research & Development since July 1995 and Vice President-Delivery Systems since May 1992. Mr. Crawford has been with Trimedyne since February 1989. Before joining Trimedyne, he was a manufacturing engineer and R&D Section Manager for Baxter Edwards Critical Care Division. Mr. Crawford has a Bachelors and Masters of Engineering Degree in Mechanical Engineering from Brigham Young University.

     Douglas E. Greif, 46 years of age, has been Vice President-Sales and Marketing since April 1994. Mr. Greif joined the Company in March 1991 as Director of Sales for the Western Region of the U.S. and acting Director of Sales for the Domestic Market. Prior to joining the Company, Mr. Greif was the Marketing Manager and Manager of Market Development for H.G.M. Medical Laser Systems from September 1990 to March 1991. Prior to that, Mr. Greif was the Northwest Regional Manager for Surgical Laser Technologies, Inc. from January 1988 to September 1990. From 1983 to 1988, Mr. Greif was Western Regional Sales Manager for SITE Microsurgical Systems, Inc., a division of Johnson and Johnson. From 1972 to 1983, Mr. Greif has worked in various areas of sales and sales training with other high technology firms in the medical industry. Mr. Greif has a Bachelor of Science degree in Biology from Texas Tech University.

                   BOARD OF DIRECTORS MEETING AND COMMITTEES

     During the 1995 fiscal year, there were three meetings of the Board of Directors. A number of actions, however, were taken by written unanimous consent resolutions of the directors. The Board of Directors created a standing Audit Committee in December 1988, consisting of Messrs. Baker, Barron and Horowitz. The Board created a standing Compensation Committee in August 1988, which currently consists of Messrs. Horowitz, Baker and Barron. There was one formal committee meeting during the fiscal 1995 year, and several informal meetings and discussions were held at various times throughout the fiscal year and numerous written consent resolutions were made by the Compensation Committee. The Board does not have a standing Nominating Committee. No director was absent from more than 25% of the Board meetings or meetings of the committee(s) of which he was a member.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

     The following table sets forth the executive compensation paid during the fiscal years ended September 30, 1995, 1994 and 1993 to all Executive officers of Trimedyne who earned more than $100,000 in combined salary and bonus in fiscal 1995:

                              SUMMARY COMPENSATION

                                                                           LONG TERM
                                                                          COMPENSATION
                                                                             AWARDS
                                                                          ------------
                                           ANNUAL COMPENSATION(1)          SECURITIES       ALL OTHER
          NAME OF INDIVIDUAL            -----------------------------      UNDERLYING      COMPENSATION
        AND PRINCIPAL POSITION          YEAR     SALARY($)     BONUS($)    OPTIONS(#)         ($)(2)
--------------------------------------  ----     ---------     ------     ------------     ------------
Marvin P. Loeb, Chairman                1995      189,858          --             --          12,770
of the Board and Chief                  1994      184,698          --         30,000           9,668
Executive Officer                       1993      114,233          --         30,000           6,524

Peter T. Hyde, President                1995      172,200                         --          14,516
and Chief Operating Officer             1994      171,509      11,881         25,000          15,653
                                        1993      102,387          --        175,000          68,809(3)

James L. Kelly, V.P. Finance            1995      104,453          --         55,000(4)        7,404
and Chief Financial and                 1994      100,387          --         10,000           7,298
Accounting Officer                      1993       93,313      10,500         10,000           5,550

Douglas E. Greif, V.P.                  1995       89,224      46,981         90,000(5)        8,235
Sales and Marketing                     1994       87,160      19,287         20,000           7,810
                                        1993       74,691      29,455         20,000           7,502

---------------
(1) Amounts shown include cash and non-cash compensation earned and received by executive officers.

(2) Amounts of Other Annual Compensation shown for officers include the cost of
    (i) car allowances and expenses, and (ii) costs of 401(k) matching contributions.

(3) Includes expenses associated with Mr. Hyde's relocation to California amounting to $45,578.

(4) Includes 49,500 shares of Common Stock repricing.

(5) Includes 56,000 shares of Common Stock repricing.

            REPORT OF THE BOARD OF DIRECTORS CONCERNING COMPENSATION

     THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE IS PROVIDED SOLELY TO THE SHAREHOLDERS OF THE COMPANY PURSUANT TO THE REQUIREMENTS OF SCHEDULE 14A PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AND SHALL NOT BE DEEMED TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE PURPOSE OF ESTABLISHING STATUTORY LIABILITY. THIS REPORT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE IN ANY DOCUMENT PREVIOUSLY OR SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION THAT INCORPORATES BY REFERENCE ALL OR ANY PORTION OF THIS PROXY STATEMENT.

     The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company, approves the compensation plans and specific compensation levels for executive officers, and administers the 1992 Incentive and Non-Qualified Stock Option Plan as well as the Company's other Stock Option Plans as they related to executive officers. The Compensation Committee is composed of three independent, non-employee directors who have no interlocking relationships as defined by the SEC.

     The Compensation Committee believes that the chief executive officer's
(CEO) and Chief Operating Officer's (COO) compensation should be heavily influenced by Company performance. Therefore, although there is necessarily some subjectiveness in setting their salaries, major elements of the compensation package are related to Company performance. The Committee establishes their salaries by considering the salaries of executives of comparably-sized companies and their performance according to data obtained by the Committee from independent outside information.

     The Compensation Committee has adopted similar policies with respect to compensation of other officers of the Company. Using salary survey data received from outside sources, the Committee establishes base salaries that are within the range of salaries for persons holding similarly responsible positions at other companies. In addition, the Committee considers factors such as relative company performance, the individual's past performance and future potential in establishing the base salaries of executive officers.

     As with the CEO and COO, the number of options granted to the other officers is determined by the subjective evaluation of the executive's ability to influence the Company's long-term growth. All options are originally granted at the current market price on the date of grant. Since the value of an option bears a direct relationship to the Company's stock price, it is an effective incentive for management to create value for stockholders. The Committee, therefore, views stock options as an important component of its long-term, performance-based compensation philosophy.

                                          Bruce N. Barron
                                          Richard F. Horowitz
                                          Donald Baker

                               PERFORMANCE GRAPH

     The following graph shows a five year comparison of cumulative total returns* for Trimedyne, The NASDAQ Stock Market Index (U.S. companies) and a Peer Group** Index.

      Measurement Period
    (Fiscal Year Covered)        TRIMEDYNE        NASDAQ           PEER
1990                               100             100             100
1991                               270             157              65
1992                               343             176              49
1993                               226             231              69
1994                               139             233              63
1995                               139             321             126

     IT SHOULD BE NOTED THAT THIS GRAPH REPRESENTS HISTORICAL STOCK PRICE PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF ANY FUTURE STOCK PRICE PERFORMANCE.

     THE FOREGOING REPORT OF THE BOARD OF DIRECTORS REGARDING COMPENSATION AND THE PERFORMANCE GRAPH THAT APPEARS IMMEDIATELY AFTER SUCH REPORT SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED UNLESS SPECIFICALLY INCORPORATED.

---------------

 * Total returns assumes reinvestment of dividends.

** The Peer Group includes Coherent Inc., Laser Industries, Ltd, Surgical Laser
   Technology, Inc., Medstone International Inc. and Laserscope, Inc. Each company within the Peer Group was selected based on their similar product lines and marketing areas.

                       OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table sets forth the number of options granted and the estimated grant date present value for the named executive officers during the fiscal year ended September 30, 1995:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                          POTENTIAL
                                                                                          REALIZABLE
                                                                                       VALUE AT ASSUMED
                                                                                         ANNUAL RATES
                            NUMBER OF       % OF TOTAL     EXERCISE                     OF STOCK PRICE
                           SECURITIES      OPTIONS/SARS       OR                       APPRECIATION FOR
                           UNDERLYING       GRANTED TO       BASE                       OPTION TERM(3)
                           OPTIONS/SAR     EMPLOYEE IN     PRICE(2)     EXPIRATION    ------------------
          NAME            GRANTED(#)(1)    FISCAL YEAR     ($/SHARE)       DATE         5%         10%
------------------------  -------------    ------------    ---------    ----------    -------    -------
Marvin P. Loeb                    --              --            --              --         --         --
Peter T. Hyde                     --              --            --              --         --         --
James L. Kelly                 5,500             2.6         3.375        09/11/05    $11,633    $29,297
Douglas E. Greif              34,000            16.0         3.375        09/11/05     71,910     58,593

---------------
(1) All options were granted under the Company's Incentive Stock Option Plan on September 11, 1995. Each of the options vest over five years from the grant date and is exercisable one year from the grant date. Each option has a maximum term of ten years, subject to earlier termination in the event of the optionee's cessation of employment with the Company.

(2) The exercise price per share of the option granted represented the fair market value of the underlying shares of common stock on the date the respective options were granted.

(3) The potential realizable value is calculated from the closing price of Common Stock on September 11, 1995, the date of grant to officers. These amounts represent assumed rates of appreciation only and may not necessarily be achieved. Actual gains, if any, are dependent on the future performance of the Common Stock, as well the continued employment of the named executive officers through the vesting period. The potential realizable values indicated have not taken into account amounts required to be paid as income tax under the Internal Revenue Code of 1986, as amended (the "Code"), and any applicable state laws.

                       AGGREGATED OPTION/SAR EXERCISES IN
                     LAST FISCAL YEAR-END OPTION/SAR VALUES

     The following table sets forth certain information with respect to the Company's Chief Executive Officer and the other executive officers named in the Summary Compensation Table concerning the exercise of options during the 1995 fiscal year and unexercised options held as of the end of such fiscal year.

                         FISCAL YEAR-END OPTION VALUES

                                                           NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                                          OPTIONS/SAR AT FISCAL          IN-THE-MONEY OPTIONS AT
                           SHARES                             YEAR END(#)(1)              FISCAL YEAR END($)(2)
                         ACQUIRED ON       VALUE       ----------------------------    ----------------------------
         NAME            EXERCISE(#)    REALIZED($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
-----------------------  -----------    -----------    -----------    -------------    -----------    -------------
Loeb, Marvin P.              0              0             18,000          42,000           0              0
Hyde, Peter T.               0              0             90,000         110,000           0              0
Kelly, James L.              0              0             23,500          31,500         $11,750         $16,438
Greif, Douglas E.            0              0             30,000          60,000          15,000          34,250

---------------
(1) Non-Qualified Stock Options granted have a term of six years, and Incentive Stock Options granted have a term of ten years. All Options are subject to earlier termination, with options becoming exercisable over periods of two, three, or four years for Non-Qualified Stock options and five years for Incentive Stock Options from dates of grant. See footnote 1 to "Executive Compensation -- Option/SAR Grants in Last Fiscal Year" above for additional information or general terms which apply to all stock option awards made.

(2) Values were calculated by multiplying the closing market price of Trimedyne Common Stock at September 30, 1995 ($4.00 per share as reported by NASDAQ on that date) by the respective number of shares and subtracting the option price. No dollar value represents the market price is lower than the exercise price.

                         TEN YEAR OPTION/SAR REPRICING

     The following table sets forth the number of options repriced for the named executive officers during the fiscal year ended, September 30, 1995:

                                                                                                    LENGTH OF
                                       NUMBER OF                                                     ORIGINAL
                                       SECURITIES    MARKET PRICE      EXERCISE                       OPTION
                                       UNDERLYING     OF STOCK AT        PRICE                    TERM REMAINING
                                      OPTIONS/SARS      TIME OF       AT TIME OF       NEW          AT DATE OF
                                      REPRICED OR    REPRICING OR    REPRICING OR    EXERCISE      REPRICING OR
                             DATE      AMENDED(#)    AMENDMENT($)    AMENDMENT($)    PRICE($)       AMENDMENT
                           ---------  ------------   -------------   -------------   --------     --------------
Marvin P. Loeb,             08/14/94     100,000          3.250           7.750        5.500        8.75 Years
Chairman of the Board       08/18/94      30,000          3.250           9.000        5.500        9.50 Years
and Chief Executive         11/08/90      25,000          2.375           6.000        2.375        5.50 Years
Officer                     11/08/90     100,000          2.375          10.000        2.375        3.50 Years
                            11/08/90      15,000          2.375           6.125        2.375        3.00 Years
                            08/14/89      15,000          2.375           6.125        2.375        3.00 Years
                            12/11/89      15,000          6.125          16.250        6.125        4.00 Years

Peter T. Hyde,              08/18/94      10,000          3.250           6.375        5.500        4.00 Years
President and Chief         08/18/94     165,000          3.250           7.375        5.500        4.20 Years
Operating Officer           08/18/94      25,000          3.250           9.000        5.500        9.50 Years

James L. Kelly,             07/10/95      29,500          2.188           5.500        3.500        6.50 Years
V.P. Finance and            07/10/95      10,000          2.188           5.500        3.500        7.50 Years
Chief Financial             07/10/95      10,000          2.188           5.500        3.500        8.50 Years
Officer and                 08/18/94      29,500          3.250           8.000        5.500        7.50 Years
Accounting Officer          08/18/94      10,000          3.250           7.750        5.500        8.50 Years
                            08/18/94      10,000          3.250           9.000        5.500        9.50 Years

Douglas E. Grief,           07/10/95      16,000          2.188           5.125        3.500        5.50 Years
V.P. Sales and Marketing    07/10/95      20,000          2.188           5.500        3.500        7.00 Years
                            07/10/95      10,000          2.188           5.500        3.500        8.00 Years
                            08/18/94      10,000          2.188           5.500        3.500        8.50 Years
                            08/18/94      20,000          3.250           8.250        5.500        8.00 Years
                            08/18/94      10,000          3.250           6.500        5.500        9.00 Years
                            08/18/94      10,000          3.250           9.000        5.500        9.50 Years

     At the request of management, the Compensation Committee undertook to review the status of currently outstanding stock options. We determined that such options were so far out of the money that their existence no longer provided the incentive and motivation that their issuance contemplated. Also, we were advised by management that if this state of affairs was not rectified , there was concern that a deterioration of employee morale might result. Accordingly, we believed that under the circumstances, it was appropriate to reprice the affected outstanding options to a level where they would once again be able to function as incentive and motivational awards. After careful consideration of the then current market price of the Common Stock, management's recommendations and various projections, we settled on a new exercise price of $3.50 or approximately 60% above the then current market price of the Common Stock. The Compensation Committee determined that it was presently inappropriate, in light of the Company's financial results, to offer new stock options in exchange for existing stock options held by members of the Board of Directors, including Messrs. Loeb and Hyde.

                                          Bruce N. Barron
                                          Richard F. Horowitz
                                          Donald Baker

                          TRANSACTIONS WITH MANAGEMENT

     The following transactions occurred during fiscal 1995 in which the present directors, officers and key employees of the Company had a direct or indirect material interest. The Company believes that the terms of the transactions described below are as favorable as could have been obtained with unaffiliated third parties.

     Mr. Baker, a director of the Company, was a member of the firm of Baker & McKenzie until June 1994. Mr. Horowitz, a director of the Company, is a member of the firm of Heller, Horowitz & Feit, P.C., securities counsel to the Company. Baker & McKenzie and Heller, Horowitz & Feit, P.C. also represent other companies of which Mr. Loeb is a director, officer and/or controlling stockholder. During the fiscal year ended September 30, 1995, the company paid an aggregate of $30,000 to the above two law firms. Mr. Barron, a director, is also a consultant to the Company and was compensated at the rate of $2,800 per month receiving a total of $33,600 in fiscal 1995.


                               SECTION 16 FILING



     During the fiscal year ended September 30, 1995, Messrs. Crawford, Demmer, Greif and Kelly failed to file timely Forms 4 to report the repricing of the stock options. All these filings were subsequently prepared and filed.


                                    ITEM II

                   PROPOSAL TO APPROVE THE 1996 INCENTIVE AND
                        NON-QUALIFIED STOCK OPTION PLAN.

     The Company's Option Plans adopted prior to 1990, which are virtually identical, and 1992 Plan provide for the issuance, pursuant to the exercise of stock options granted thereunder, of a maximum of 1,750,000 shares of Common Stock of the Company. The Company's Non-Qualified Plan, which was approved by the Directors in 1988 (and amended in 1989 and 1991 to increase the number of shares subject to the Plan), provides for the issuance, pursuant to the exercise of stock options under the Non-Qualified Plan, of a maximum of 1,242,000 shares of Common Stock of the Company. Incentive Stock Options may only be granted to officers and employees of the Company. Non-Qualified Stock Options may only be granted to officers and employees of the Company. Non-Qualified Stock Options may be granted to part-time employees, directors, consultants, advisers and contractors of the Company. The Company is proposing the approval of the 1996 Plan which, in most material respects, is similar to the 1992 Plan.

     As of December 31, 1995, the Company had granted all available options reserved for granting of options authorized under the prior Plans. The Board of Directors has adopted, subject to shareholder approval, the Company's 1996 Incentive and Non-Qualified Stock Option Plan ("1996 Plan") which, in most material respects, is similar to the 1992 Plans. The 1996 Plan permits options to purchase up to an additional 300,000 shares of Common Stock to be granted to employees, officers, directors and consultants of the Company.

     The Annual Meeting of the shareholders will consider whether to approve the 1996 Plan. The full text of the 1996 Plan is appended to this proxy statement as Appendix A, and the following summary is qualified in its entirety by reference to the 1996 Plan.

     The purpose of the 1996 Plan is to encourage stock ownership by officers, employees, directors (whether or not they are also employees) and consultants of the Company and its subsidiaries, in order to increase their proprietary interest in the success of the Company and to encourage them to remain in the employ of, or maintain their relationship with, the Company. It is intended that certain of the options granted under the 1996 Plan will qualify as incentive stock options under Section 422 of the Internal Revenue Code.

     The 1996 Plan is administered by a committee appointed by the Board of Directors (the "Committee"). The persons eligible to receive incentive stock options under the 1996 Plan are such officers and employees (whether or not they are directors) of the Company and its subsidiaries as the Committee shall select, provided that any persons who own, directly or indirectly, more than 10% of the outstanding stock of the Company (or any parent or subsidiary thereof) may not receive options at an exercise price less than 110% of the fair market value of the Company's Common Stock as defined in the 1996 Plan. All directors, officers, employees and consultants of the Company and its subsidiaries are eligible to receive non-qualified stock options under the 1996 Plan. Members of the Committee will only be eligible to receive "formula options" while they are members. It is the express intent of the Board of Directors of the Company that the 1996 Plan comply with all the conditions necessary to qualify for the exemptions provided by Rule 16b-3 promulgated under the Securities Exchange Act of 1934.

     The maximum number of shares of Common Stock available for issuance under the 1996 plan is 300,000, subject to adjustment in the event of stock splits, stock dividends, mergers, consolidations and the like. Common Stock subject to options that expire or terminate will again be available for options under the 1996 Plan. Options may be granted under the 1996 Plan for 10 years following the date the 1996 Plan is approved by the shareholders.

     The Committee will designate the persons to receive options, the number of shares to be optioned and the terms of the options, including the option price and the duration of each option.

     The price at which shares of Common Stock may be purchased upon exercise of an incentive stock option must be at least 100% of the fair market value of such stock on the date the option is granted (or 110% for a person holding more than 10% of the Company's outstanding Common Stock). The closing bid price of the Common Stock of the Company on September 30, 1995 was $4.00 per share.

     The aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which options granted after December 31, 1986 are exercisable for the first time in any calendar year by an optionee under the 1996 Plan or any of the other Option Plans of the Company, a Parent or Subsidiaries, shall not exceed $100,000. Other than with regard to grants of "formula options", the Committee will fix the time or times when, and the extent to which, an option is exercisable, provided that no option will be exercisable earlier than one year of later than ten years after the date of grant. Unless otherwise determined by the committee, incentive stock options will vest 20% per year during the five years following the grant of such options. The option price is payable in cash and/or check or in shares of common stock of the corporation based upon the fair market value of those shares on the date of exercise. The Company may grant a loan to an employee, pursuant to the loan provision of the 1996 Plan, for the purpose of exercising an option. If the option price paid is in the form of shares of the Company's Common Stock, the Committee may grant a "reload option" equal to the number of shares surrendered on exercise, as defined in the 1996 Plan.

     Upon termination of an optionee's employment, all options will terminate, except that any option that was exercisable on the date employment terminated may, to the extent then exercisable, be exercised within three months thereafter. If an optionee dies while employed by the Company or during such three-month period, the option may be exercised within one year after death by the decedent's estate of his legatees or distributees, but only to the extent exercisable at the time of death, and in any event, no later than such option could have been exercised had such event not occurred.

     The Board of Directors may amend, suspend or discontinue the 1996 Plan, but it must obtain stockholder approval to (i) increase the number of shares subject to the 1996 Plan by a material amount, (ii) change the designation of the class of employees eligible to receive options, (iii) decrease the price at which options may be granted, except that the Board may, without stock holder approval, accept the surrender of outstanding options and authorize the granting of new options in substitution therefor specifying a lower exercise price that is not less than the fair market value of the Common Stock on the date the new option is granted, (iv) remove the administration of the 1996 Plan from the Committee, (v) render any member of the Committee eligible to receive an option under the 1996 Plan, other than a "formula option", while serving thereon, or
(vi) amend the 1996 Plan in such manner that options issued under it fail to meet the requirements of Incentive Stock Options as defined in Section 422 of the Internal Revenue Code.

     Under current federal income tax law, the grant of incentive stock options under the 1996 Plan or the Option Plan will not result in any taxable income to the optionee or any deduction for the Company at the time the options are granted. The optionee recognizes no gain upon the exercise of an option. However, the amount by which the fair market value of the Common Stock at the time the option is exercised exceeds the option price is an "item of tax preference" of the optionee, which may cause the optionee to be subject to the alternative minimum tax. If the optionee holds the shares of Common Stock received on exercise of the option at least one year from the date of exercise and two years from the date of grant, he will be taxes at the time of sale at long-term capital gains rates, if any, on the amount by which the proceeds of the sale exceed the option price. If the optionee disposes of the Common Stock before the required holding period is satisfied, ordinary income will generally be recognized in an amount equal to the excess of the fair market value of the shares of Common Stock at the date of exercise over the option price, or, if the disposition is a taxable sale or exchange, the amount of gain realized on such sale or exchange if that is less. If, as permitted by the 1996 Plan or the Option Plans, the Board of Directors permits an optionee to exercise an option by delivering already owned shares of Common Stock (valued at fair market value), the optionee will not recognize gain as a result of the payment of the option price with such already owned shares. However, if such shares were acquired pursuant to the previous exercise of an option, and were held less than one year after acquisition or less than two years from the date of grant, the exchange will constitute a disqualifying disposition resulting in immediate taxation of the gain on the already owned shares as ordinary income. If is not clear how the gain will be computed on the disposition of shares acquired by payment with already owned shares.

     The affirmative vote of the holders of a majority of the shares present and entitled to vote at the meeting is required for approval of the 1996 Plan. The Board of Directors believes that, in the competitive market for highly qualified personnel, it is critical for companies to offer a variety of benefits in order to attract, retain and motivate key employees of outstanding ability. Since there are no shares available for future grants under the Prior Plans, the Company's 1996 Plan is intended to help the Company achieve this objective. Moreover, it is the intention of the Board of Directors to grant options from the Prior Plans in the future only to employees and consultants who are not deemed to be covered by Section 16 of the Securities Exchange Act of 1934. Accordingly, the Board of Directors recommends a vote FOR adoption of the 1996 Plan. Unless they are otherwise directed by the stockholders, the proxies intend to vote FOR this proposal.

                         INDEPENDENT PUBLIC ACCOUNTANT

     The Company has appointed Price Waterhouse LLP as independent public accountants to audit the consolidated financial statements of the Company for the current fiscal year. The selection of Price Waterhouse LLP was approved by the Board of Directors prior to their appointment. Price Waterhouse LLP has advised the Company that they do not have any material financial interests in, or any connection (other than as independent accountants) with the Company.

     A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if the representative desires to do so and is expected to be available to respond to questions from stockholders.

                        STOCKHOLDERS PROPOSALS FOR 1996
                         ANNUAL MEETING OF STOCKHOLDERS

     Proposals which stockholders intend to present at the 1997 Annual Meeting of Stockholders must be received by the Company by October 23, 1996 to be eligible for inclusion in the proxy material for the 1997 Annual Meeting.

                           ANNUAL REPORT ON FORM 10-K

     Upon sending a written request to Trimedyne, Inc., P.O. Box 57001, 2801 Barranca Road, Irvine, California 92619-7001, Attention: Vice President-Finance, stockholders may obtain, free of charge, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1995, and any amendments thereto, as filed with the Securities and Exchange Commission.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the only business which management expects to be considered at the Annual Meeting is the election of directors and approval of the Trimedyne, Inc. 1996 Incentive and Non-Qualified Stock Option Plan. However, if any other matters come before the Annual Meeting, the persons named in the enclosed form of proxy are expected to vote the proxy in accordance with their best judgment on such matters.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          Marvin P. Loeb
                                          Chairman of the Board

DATED: February 20, 1996

                                   APPENDIX A

               1996 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN

1.  PURPOSE

     This Incentive and Non-Qualified Stock Option Plan (the "Plan") is intended to encourage stock ownership of Trimedyne, Inc., a Nevada Corporation (the "Corporation") by officers, directors, consultants and employees of the Corporation and any subsidiary corporations (the "Subsidiaries"), as defined in
Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), so that they may acquire or increase their proprietary interest in the success of the Corporation and Subsidiaries, and to encourage them to remain in the employ of, or maintain their relationship with, the Corporation and/or the Subsidiaries. It is further intended that options issued pursuant to this Plan shall constitute either "incentive stock options" within the meaning of Section 422 of the Code ("Incentive Stock Options") or non-qualified stock options, the tax consequences of which are governed by Section 83 of the Code ("Non-Qualified Stock Options"), as designated at the time of grant. Any option granted pursuant to this Plan which for any reason fails to qualify as an Incentive Stock Option shall be deemed to have been granted as an option not qualified under Section 422 of the Code. The Corporation intends this Plan to enable it to issue Non-Qualified Stock Options, with terms similar in most respects to Incentive Stock Options. Non-Qualified Stock Options may be granted independently of Incentive Stock Options.

2.  ADMINISTRATION

     The Plan shall be administered by a committee appointed by the Board of Directors of the Corporation (the "Committee"). Each member on the Committee shall by a "disinterested person" within the meaning of Rule 16b-3 as promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"). Such Committee shall consist of not less than two members of the Corporation's Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. A majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall by the valid acts of the Committee. The Committee shall from time to time at its discretion determine (i) those officers, directors, consultants and employees (including key and non-key) who shall be granted options; (ii) the number of shares of stock to be optioned to each; and (iii) regardless of the express provisions of the Plan, the terms of all options so granted. Other than "formula awards" granted pursuant to
Article 5(k), no director while a member of the Committee shall be eligible to receive an option under the Plan.

     The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final unless otherwise determined by the Board of Directors. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

     If at any time no Committee shall be in office, the Board shall perform the functions of the Committee provided that each member of the Board is a "disinterested person."

3.  ELIGIBILITY

     The person who shall be eligible to receive Incentive Stock Options shall be such officers and employees (whether or not they are directors) of the Corporation or its Subsidiaries as the Committee shall select from time to time. Non-employee directors, consultants and others, who have a relationship with the Corporation or its Subsidiaries which the Committee considers beneficial to the Corporation may only receive Non-Qualified Stock Options. Officers and employees may also receive Non-Qualified Stock Options. An optionee may hold more than one option, but only on the terms and subject to the restrictions hereafter set forth. Members of the Committee, and members of the Board of Directors if there is no Committee, shall only be eligible to receive grants under the Plan pursuant to Article 5(k).

4.  STOCK

     The stock subject to the options to be granted hereunder shall be an aggregate of 300,000 shares of the Corporation's authorized but unissued or reacquired $.01 par value common stock, hereafter called "Common Stock." The aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time in any calendar year by an optionee under this Plan or any other plan of the Corporation, a parent of the Corporation (if any) or Subsidiaries, shall no exceed $100,000 (or such other amount as may then be permissible under Section 422 of the Code). Any option granted and exercisable in excess of such amount shall be treated as a Non-Qualified Stock Option with respect to such excess. For the purpose of the immediately preceding sentence, options that are not qualified as Incentive Stock Options by reason of such excess shall be deemed to relate first to the most recently granted options. The limitations established by each of the preceding sentences shall be subject to adjustment as provided in Article 5(g) of the Plan.

     In the event any outstanding option under the Plan for any reason expires, lapses or is otherwise terminated, the shares of Common Stock allocable to the unexercised portion of such option may again become the subject of an option granted under the Plan.

5.  TERMS AND CONDITIONS OF OPTIONS

     Options granted pursuant to the Plan shall be authorized by the Committee and shall by evidenced by agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions.

     (a)  Number of Shares.

     Each option shall state the total number of shares to which it pertains.

     (b)  Option Price.

     Each option shall state the option price, which, in the case of an Incentive Stock Option, shall be not less than 100% of the fair market value of the shares of Common Stock of the Corporation on the date of the granting of the option. Notwithstanding the preceding sentence, in the case of an individual, who immediately before the grant of an option, owns (including constructive ownership pursuant to Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its parent (if any) or any of the Subsidiaries ("10% Stockholder"), the purchase price per share of Common Stock under each such option shall not be less than 110% of the fair market value per share of stock at the time of the grant of the option. At or prior to the time an option is granted, the Committee shall fix the term of such option which, notwithstanding Section 5(d) of the Plan, shall not be more than ten years from the date of the grant of the option in the case of persons other than 10% Stockholders, and five years from the date of grant of the option for 10% Stockholders. The foregoing restrictions shall not apply to grantors of Non-Qualified Stock Options. In the event that the Committee takes no action to fix the term of an option granted to such an individual, such option shall contain a provision that it shall expire ten years from the date of grant. For purposes of this paragraph, the parent of the Corporation shall be any corporation, which with respect to the Corporation, is a parent corporation pursuant to Section 424(e) of the Code; and the Subsidiaries of the Corporation shall be all corporations which, with respect to the Corporation, are subsidiary corporations pursuant to Section 424(f) of the Code. During such time as the Common Stock is not listed upon an established stock exchange the fair market value per share shall be the mean between the closing "bid" and "ask" prices of the Common Stock in the New York over-the-counter market on the day the option is granted, as reported by the National Association of Securities Dealers, Inc. If the stock is listed upon an established stock exchange or exchanges, such fair market value shall be deemed to be the highest closing price of the Common Stock on such stock exchange or exchanges on the day the option is granted or if no sale of the Corporation's Common Stock shall have been made on any stock exchange that day, on the next preceding day on which there was a sale of such stock. If there is no established market for the stock, the fair market value shall be determined by the most recent prior private sale price of the Common Stock. Subject to the foregoing the Committee in fixing the option price shall have full authority and discretion so long as they shall act in good faith.

     (c)  Medium and Time of Payment.

     The option price shall be payable in United States dollars upon the exercise of the option and may be paid in cash, check or in shares of Common Stock of the Corporation, based upon the fair market value of those shares as determined under Article 5(b) of the Plan.

     (d)  Term and Exercise of Options.

     No Incentive Stock Option shall be exercisable either in whole or in part prior to twelve months from the date it is granted. Subject to the right of cumulation provided for in this subdivision, each option, other than Formula Options, shall be exercisable as to not more than one-fifth of the total number of shares granted thereby during each twelve-month period during which the optionee remains continuously an employee or consultant of the Corporation, commencing twelve months from the date of the granting of the option. Notwithstanding the limitations of the first two sentences of this subparagraph, the Committee, in its discretion, may waive such vesting requirements, and each option shall also be otherwise exercisable pursuant to the terms of each option agreement as determined by the Committee. To the extent that the option is not exercised in any period, the number of shares as to which the option is exercisable shall accumulate and be exercisable, in whole or in part, in any subsequent period by not later than ten years (or five (5) years in the case of a 10% Stockholder) from the date the option is granted. No option shall be exercisable after the expiration of ten years (or five (5) years in the case of a 10% Stockholder) from the date it is granted or three months after termination of employment, except as provided for herein in the event of death or permanent and total disability (as defined below) of the optionee. Upon exercise, the option must be exercised for a minimum number of one hundred (100) shares, unless the number of shares for which the option is exercisable at such time shall be less than one hundred (100) shares in which case the minimum number of shares exercisable shall be the total amount for which the option is exercisable.

     (e)  Termination of Employment Except Death.

     In the event that an optionee shall cease to be employed by the Corporation or Subsidiaries for any reason other than his death and shall be no longer in the employ of any of them, subject to the condition that no option shall be exercisable after the expiration of ten years (or five (5) years in the case of a 10% Stockholder) from the date it is granted, such optionee shall have the right to exercise the option at any time within three months (twelve months in the case of the "permanent and total disability" of the optionee as defined in Section 22(e)(3) of the Code) after such termination of employment to the extend his right to exercise such option had accrued pursuant to Article 5(d) of the Plan and had not previously been exercised at the date of such termination. Subject to Treasury Regulation 1.421-7, whether authorized leave of absence for military or governmental services shall constitute termination of employment, for the purpose of the Plan, shall be determined by the Committee, which determination, unless overruled by the Board of Directors, shall be final and conclusive. (As used in this Plan, the terms "employ" and "employment" shall be deemed to refer to employment of the optionee by the Corporation and any of its Subsidiaries and the continuation of such service and/or employment in none of such capacities.)

     (f)  Death of Optionee and Transfer of Option.

     During the lifetime of the optionee, the option shall be exercisable only by him and shall not be assignable or transferable by him, and no other person shall acquire any rights therein. Options granted hereunder shall not be transferable except by will or by the laws of descent and distribution. In the event of the death of an optionee, no option shall be exercised unless such optionee had been an employee of the Corporation or any Subsidiary for a period of six (6) months following the date of grant thereof. If the optionee shall die while in the employ of the Corporation or a Subsidiary or within a period of three months after the termination of his employment with the Corporation or any Subsidiary and shall not have fully exercised the option, an option may be exercised, subject to the condition that no option shall be exercisable after the expiration of ten years from the date it is granted, to the extent that the optionee's right to exercise such option had accrued pursuant to Article 5(d) of the Plan at the time of his death and had not previously been exercised, at any time within one year after the optionee's death, by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance.

     (g)  Changes in Capitalization.

     Subject to any required action be the stockholders, the number of shares of Common Stock covered by each outstanding option, and the price per share thereof set forth in each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Corporation by reason of any Common Stock dividend or Common Stock split or reverse stock split, recapitalization (including, without limitation, the payment of an extraordinary cash dividend), the issuance of stock rights, merger, consolidation, combination, exchange of shares, spinoff, distribution of assets to stockholders, or other similar corporate change. In its discretion, the Committee may also adjust the number of shares of Common Stock covered by each outstanding option in the event of the sale or other disposition or distribution by the corporation of all or a portion of its assets.

     Subject to any required actions by the stockholders, if the Corporation shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the option would have been entitled. A dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation, shall cause each outstanding option to terminate, provided that each optionee shall, in such event, have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Corporation is not the surviving corporation, to exercise his option in whole or in part without regard to the installment provisions of Article 5(d) of the Plan.

     In the event of a change in the Common Stock of the Corporation as currently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

     To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall by made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

     Except as hereinbefore expressly provided in this Article 5(g), the optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of any class, or securities convertible into shares of stock of any class, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the option.

     The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassification, reorganizations or changes of its capital of business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     (h)  Rights as Stockholder or Employee.

     An optionee or a transferee of an option shall have no rights as a stockholder with respect to any shares covered by his option until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
Article 5(g) hereof. The Plan is not a contract of employment, and the terms of employment of any optionee or the relationship of any non-employee consultant with the Corporation shall not be affected in any way be the Plan shall not be construed as conferring any legal rights upon any optionee for a continuation of employment, nor shall it interfere with the right of the Corporation or any Subsidiary to discharge any optionee and to treat him without regard to the effect which such treatment might have upon him as an optionee.

     (i)  Modification, Extension and Renewal of Options.

     Subject to the terms and conditions and within the limitations of the Plan, including but limited to Article 5(d), the Committee may modify, extend or renew outstanding options granted under the Plan or accept the surrender of outstanding options (to the extent not theretofore exercised) and authorize the granting to the new options in substitution therefor (to the extent not theretofore exercised). The Committee shall not, however, modify any outstanding options so as to specify a lower price. Notwithstanding the foregoing, however, no modification of an option shall, without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted under the Plan.

     (j)  Investment Purpose and Qualification of Shares.

     Each option under the Plan shall be granted on the condition that the purchases of stock thereunder shall be for investment purposes, and not with a view to resale or distribution except that in the event the stock subject to such option is registered under the Securities Act of 1933, as amended, or in the event a resale of such stock without such registration would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Corporation such condition is not required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

     The Corporation shall seek such authority as may lawfully be required to offer and sell the shares covered by an option in each jurisdiction in which an optionee resides. However, nothing herein shall require the Corporation to register under the Securities Act of 1933 either the Plan, options granted thereunder or any securities issued or issuable pursuant to any option granted under the Plan. If such authority is not obtained for any reason, the Corporation shall not be obligated (and shall be relieved of any liability for failure) to issue and sell any securities which may be exercisable pursuant to any option granted hereunder until and unless such authority is obtained.

     (k)  Formula Awards to Committee Members.


     Each director appointed to the Committee shall be granted Non-Qualified Stock Options for 30,000 shares of Common Stock on the day such Committee member is so appointed and thereafter further grants of Non-Qualified Stock Options for 30,000 shares of Common Stock on the second anniversary of the grant of such Committee member's most recent prior grant under this Article 5(k); provided, however, that the grant to newly appointed Committee members shall be reduced on an option-for-option basis by the amount of any option grants accepted by such appointee from the Company within the prior 24 month period (the "Formula Options".) The Formula Options granted to such Committee member shall have an exercise price per share equal to the fair market value of a share of Common Stock on the date of grant. Each Formula Option granted under this Article 5(k) shall become exercisable in three equal installments on each of the first three anniversaries of the date of grant. Each portion of each Formula Option granted under this Article 5(k) shall be exercisable for six years after the date of grant. Upon termination of a director's membership on the Board, other than due to such director's death or "permanent and total disability," any Formula Options which are then exercisable may be exercised by such director at any time prior to the expiration of such option's term or within three (3) months (twelve months in the case of death or "permanent and total disability") following such cessation of membership, whichever period is shorter. The exercise price for each Formula Option granted pursuant to this Article 5(k) is payable in the forms prescribed in Article 5(c). The terms and provisions of the Plan, including specifically but without limitation the first sentence of Article 5(g), shall also apply to the grant and exercise of Formula Options, to the extent such other provisions do not contradict the express provisions of this
Article 5(k) and further provided that no provision of this Plan shall be construed as applying to this Article 5(k) if the application of such provision would have the effect of a recipient of Formula Options to not be a "disinterested person."


     (i)  Other Provisions.

     The option agreements authorized under the Plan shall from time to time and from option to option contain such other provisions, including, without limitation, restrictions upon the exercise of the option, as the Committee shall deem advisable in each case. Any such option agreement shall contain such limitations and restrictions upon the exercise of the option as shall by necessary, in the case of Incentive Stock Options, in order that such option will be an Incentive Stock Option or to conform to any change in law.

6.  CORPORATION LOANS

     The Corporation may make nonrecourse, collateralized loans to employees for the purpose of exercising options, with such loans to be made to employees of the Corporation or the Subsidiaries who are then and who remain in good standing, said loans bearing interest at a rate to be determined by the Committee, but in no event at a rate of interest less than the Federal interest rate applicable under Section 7872 of the Code. Such loans shall be in such amounts as may from time to time be required to enable said employees to exercise options granted under the Plan, to the extent that such loans are permitted by law and to the extend that such options are then exercisable, and shall be secured by the shares being purchased. Such loans shall, however, terminate and be due and payable (including interest) thirty days after the last day of the employment of any employee or, if earlier, upon the disposition by the employee of the shares purchased with the proceeds of such loans.

7.  RELOAD OPTIONS

     Without in any way limiting the authority of the Committee to make grants hereunder, and in order to induce officers and other key employees to retain ownership of shares of stock in the Company, the Committee shall have the authority (but not an obligation) to include within any option agreement a provision entitling the optionee to a further option (a "Reload Option") in the event the optionee exercises the option evidenced by the option agreement, in whole or in part, by surrendering other shares of stock of the Company in accordance with this Plan and terms and conditions of the option agreement. Any such Reload Option shall be for number of shares of stock equal to the number of surrendered shares of stock, shall become exercisable in the event the purchased shares of stock are held for a minimum period of time established by the Committee, and shall be subject to such other terms and conditions as the Committee may determine. Reload options shall only be available to Committee members exercising Formula Options received pursuant to Article 5(k), if the Corporation shall receive an opinion of counsel that the grant of Reload Options to such Committee member will not cause such Committee member to lose his status as a "disinterested director" within the meaning of Rule 16b-3 promulgated under the 1934 Act, in which event the Reload Options shall be held for six months before they may be exercised.

8.  TERM OF PLAN

     Options may be granted pursuant to the Plan from time to time within a period of ten years from the date the Plan is adopted, of the date the Plan is approved by the stockholders, whichever is earlier.

9.  INDEMNIFICATION OF COMMITTEE

     In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party be reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgement in any such action, suit or proceeding; provided that within 60 days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same. The foregoing right of indemnification shall be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Corporation's Articles of Incorporation or By-Laws, by contract, as a matter of law, or otherwise.

10.  AMENDMENT OF THE PLAN

     The Board of Directors of the Corporation may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of the stockholders, no such revision or amendment shall change the number of shares subject to the Plan in a material amount, change the designation of the class of employees eligible to receive options, decrease the price at which options may be granted, remove the administration of the Plan from the Committee, or render any member of the Committee eligible to receive an option under the Plan, other than Formula Options, while serving thereon. Furthermore, the Plan, as to Incentive Stock Options, may not, without approval of the stockholders, be amended in any manner that will cause such options issued under it to fail to meet the requirements of Incentive Stock Options as defined in Section 422 of the Code, and further provided that neither the Board of Directors nor the Committee may amend, suspend, modify, or terminate the Plan so as to alter or impair any grantee's right under any option theretofore granted under the Plan. The above notwithstanding, the provisions of Article 5(k) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder. Further, any and/or all provisions of this Plan may be revised and/or deleted, if the Board of Directors, acting upon the advice of Counsel, determines that the securities laws and/or tax laws then in effect no longer require the inclusion of such provisions.

11.  APPLICATION OF FUNDS

     The proceeds received by the Corporation from the sale of Common Stock pursuant to options will be used for general corporate purposes.

12.  NO OBLIGATION TO EXERCISE OPTION

     The granting of an option shall impose no obligation upon the optionee to exercise such option.

13.  APPROVAL OF STOCKHOLDERS

     This Plan is subject to approval by the holders of a majority of the outstanding shares of Common Stock of the Corporation, which approval must occur within the period beginning twelve months before or ending twelve months after the date the Plan is adopted by the Board of Directors. In the period following the adoption of this Plan by the Board of Directors but prior to obtaining approval by the stockholders, the Committee may grant options hereunder, subject to obtaining stockholder approval of the Plan.

                                  (PROXY CARD)
                                (FRONT OF CARD)

                                TRIMEDYNE, INC.
                       P.O. Box 57001, 2801 Barranca Rd.
                             Irvine, CA 92619-7001

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                   -----------------------------------------

                 Annual Meeting of Stockholders - April 1, 1996

        The undersigned, as a Stockholder of TRIMEDYNE, INC. (the "Company"), hereby appoints MARVIN P. LOEB, PETER T. HYDE and BRUCE N. BARRON, or any of them, the true and lawful proxies and attorneys in fact of the undersigned to attend the Annual Meeting of the Stockholders of the Company to be held on Monday, April 1, 1996, at 2:00 p.m. at 2801 Barranca Road, Irvine, CA 92714, and any adjournments thereof, and herby authorizes them to vote, as designated below, the number of shares which the undersigned would be entitled to vote, as fully and with the same effect as the undersigned might do if personally present on the following matters as set forth in the Proxy Statement and Notice dated February 20, 1996:

               (1)     ELECTION OF CLASS 2 DIRECTOR (Three years)

               For the nominee listed           WITHHOLD AUTHORITY to
               below except as marked to        vote for the nominee
               the contrary:                    listed below:

NOMINEE:                Donald Baker

[INSTRUCTIONS: To withhold authority to vote for the nominee cross out the nominee's name].

               (2)     APPROVAL OF THE TRIMEDYNE, INC. 1996
                       INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN.

               (3)     IN THE DISCRETION OF SUCH PROXIES UPON ALL
                       OTHER MATTERS WHICH MAY PROPERLY COME BEFORE
                       THE MEETING.

                                  (PROXY CARD)
                                 (BACK OF CARD)

        THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE IDENTIFIED ABOVE TO THE BOARD OF DIRECTORS AND FOR THE MOTION TO APPROVE THE TRIMEDYNE, INC. 1996 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN AND, IN THE DISCRETION OF THE PROXIES NAMED,
ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

        This Proxy is revocable at any time, and the undersigned reserves the right to attend the meeting and vote in person. The undersigned hereby revokes any proxy heretofore given in respect of the shares of the Company.

Dated: __________, 1996


                                      ------------------------------------------
                                                      SIGNATURE*


                                      ------------------------------------------
                                                      SIGNATURE*

CORRECT ADDRESS IF NECESSARY

* NOTE: Please sign exactly as name(s) appear on your Stock Certificate. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If more than one name is shown, as in the case of joint tenancy, each party must sign.

   THE BOARD OF DIRECTORS URGES THAT YOU FILL IN, SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY BY MAIL IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.